Exhibit 10.1
Execution Version

February 20, 2026

BuzzFeed Media Enterprises, Inc. 50 West 23rd Street, 6th Floor New York, New York 10010 Attention: David Arroyo

Re:    Consent Letter (this “Letter”)

Reference is hereby made to that certain Credit Agreement, dated as of May 23, 2025 (as amended by that certain Amendment No. 1 to the Credit Agreement dated as of July 31, 2025, as amended by that certain Amendment No. 2 to Credit Agreement dated as of August 25, 2025, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among BuzzFeed Media Enterprises, Inc., a Delaware corporation (the “Borrower Agent”), the other Borrowers party thereto, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Sound Point Agency LLC (“Sound Point”), as administrative agent (together with successors and assigns, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.
Background
Under Section 2.05(b)(iii) of the Credit Agreement, the Borrowers are required to repay the Loans on February 20, 2026, in a principal amount equal to $5,000,000. The Loan Parties have requested that the Agent and the Lender defer the payment date set forth in Section 2.05(b)(iii) of the Credit Agreement from February 20, 2026 to February 27, 2026.
Consent
Subject to the terms of this Letter and satisfaction of the conditions set forth below, the Agent and the Lender hereby consent to the following amendment to the Credit Agreement: Section 2.05(b)(iii) of the Credit Agreement is hereby amended by deleting the date "February 20, 2026" and inserting "February 27, 2026" in lieu thereof.
Conditions to Effectiveness
This consent letter shall become effective upon the date that the Agent has confirmed satisfaction of the following conditions: (i) the Agent's receipt of one or more counterparts of this consent letter executed by the Borrower Agent, each other Borrower and the Lender; and (ii) the entry by the Borrower Agent, the Agent and the Reporting Agent into the Reporting Agent Engagement Letter.
Miscellaneous
This Letter shall be governed by and construed in accordance with the internal laws of the State of New York. This Letter may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Letter by facsimile transmission, e-mail delivery of a “.pdf” format data file or other electronic copy (e.g.,

DocuSign) shall be as effective as delivery of a manually executed counterpart hereof. In case any provision in this Letter shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Letter, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The provisions of Article 1 (Definitions) and Article 11 (General Provisions) of the Credit Agreement will apply with like effect to this Letter and any dispute arising hereunder.
The execution, delivery and effectiveness of this Letter shall not, except as expressly provided herein, be deemed to be an amendment or modification of, or operate as a waiver of, any provision of the Credit Agreement or any other Loan Document or any right, power or remedy of the Lenders, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of the Credit Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance thereunder.
[Signature Pages Follow]

SOUND POINT AGENCY LLC, as
Administrative Agent

By: /s/ Vincent A D’Arpino
Name: Vincent A D'Arpino
Title: Authorized Signatory

BANNER COMMERCIAL FUNDING
(CAYMAN) L.P., as Lender

By: /s/ Vincent A D’Arpino
Name: Vincent A D'Arpino
Title: Authorized Signatory

BORROWERS:
BUZZFEED MEDIA ENTERPRISES, INC.

By:    /s/ Matt Omer     Name: Matt Omer
Title: Chief Financial Officer

AFTER KICKS INC.

By:    /s/ Matt Omer     Name: Matt Omer
Title: Treasurer

BF ACQUISITION HOLDING CORP.

By:    /s/ Matt Omer     Name: Matt Omer
Title: Treasurer

BUZZFEED, INC.

By:    /s/ Matt Omer     Name: Matt Omer
Title: Chief Financial Officer

BUZZFEED FC, INC.

By:    /s/ Matt Omer     Name: Matt Omer
Title: Treasurer

BUZZFEED HOLDINGS, LLC

By:    /s/ Matt Omer     Name: Matt Omer
Title: Treasurer

BUZZFEED MOTION PICTURES, INC.

By:    /s/ Matt Omer     Name: Matt Omer
Title: Treasurer

CM PARTNERS, LLC.

By:    /s/ Matt Omer     Name: Matt Omer
Title: Treasurer

ET ACQUISITION SUB, INC.

By:    /s/ Matt Omer     Name: Matt Omer
Title: Treasurer

ET HOLDINGS ACQUISITION CORP.

By:    /s/ Matt Omer     Name: Matt Omer
Title: Treasurer

LEXLAND STUDIOS, INC.

By:    /s/ Matt Omer     Name: Matt Omer
Title: Treasurer

LXL DEVELOPMENT, INC.

By:    /s/ Lauren Spector     Name: Lauren Spector
Title: President & Secretary

PRODUCT LABS, INC.

By:    /s/ Matt Omer     Name: Matt Omer
Title: Treasurer

THEHUFFINGTONPOST.COM, INC.

By:    /s/ Matt Omer     Name: Matt Omer
Title: Vice President & Treasurer

THEHUFFINGTONPOST HOLDINGS LLC

By:    /s/ Matt Omer     Name: Matt Omer
Title: Treasurer

TORANDO LABS INC.

By:    /s/ Matt Omer     Name: Matt Omer
Title: Treasurer

TURBO CACTUS LLC

By:    /s/ Matt Omer     Name: Matt Omer
Title: Vice President & Treasurer

BUZZFEED CANADA, INC.

By:    /s/ Matt Omer     Name: Matt Omer
Title: Treasurer

BUZZFEED STUDIOS CANADA INC.

By:    /s/ Heather Hutchinson     Name: Heather Hutchinson
Title: President

HUFFPOST STUDIOS CANADA INC.

By:    /s/ David Arroyo     Name: David Arroyo
Title: President